Exhibit 99.2

 Ocuphire Corporate Presentation  May 2023

 Disclosures and Forward-Looking Statements  This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the success and timing of planned regulatory filings and approvals, pre-commercial activities, commercialization strategy and timelines, business strategy, product labels, cash runway, scalability, future clinical trials in presbyopia (P), dim light/night vision disturbance (DLD) and diabetic retinopathy (DR) / diabetic macular edema (DME), including the potential for Nyxol to be a “best in class” presbyopia drop, and timing of planned future clinical trials for APX3330, timing and occurrence of an End-of-Phase 2 meeting with the FDA, the potential of a Phase 3 registration path for APX3330, the success and timing of planned regulatory filings, business strategy, cash runway, scalability, the potential for APX3330 to be the first line of therapy for DR patients, and the potential market opportunity for the slowing of DR progression. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success, costs, and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political and economic developments, (vii) changes in market opportunities, (viii) risks that the partnership with Viatris may not facilitate the commercialization or market acceptance of Ocuphire’s product candidates; (ix) the success and timing of commercialization of any of Ocuphire’s product candidates, including the scalability of Ocuphire’s product candidates and (x) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future. The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.  2

 Corporate Highlights  Two Lead Clinical-Stage Novel Drugs Addressing Multiple Large Ophthalmology Markets with Limited to No Competition & Extensive Patent Portfolio  Global License Agreement with Viatris to Fund the Development and Commercialization of Nyxol for All Indications  Strong Financial Position to Advance APX 3330 and Nyxol Clinical Programs into 2025  Nyxol for RM Indication PDUFA Date on September 28, 2023  APX3330 – Paradigm Changing Oral Tablet for 8 million DR patients; Moving into Phase 3   APX3330 oral tablets  Diabetic Retinopathy/Diabetic Macular Edema (DR/DME)  Nyxol eyedrops  Reversal of Mydriasis (RM) – eye dilation  Presbyopia (P) – age-related blurry near vision  Dim Light or Night Vision Disturbances (DLD)  3

Ocuphire Pipeline

Product Candidate	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Regulatory Approval	Upcoming Milestones
APX3330 Oral Pill	Diabetic Retinopathy (DR)/ Macular Edema (DME)				EOP2 Meeting		❑ EOP2 Mtg 2H 2023 to Advance to Phase 3
Nyxol® Eye Drop	Reversal of Mydriasis (RM)				Partnered with Viatris	PDUFA Sept 28, 2023	❑ PDUFA Date Sep 28, 2023
Nyxol® Eye Drop; Nyxol® + 0.4% Low Dose Pilocarpine (LDP) Eye Drops	Presbyopia (P)			Partnered with Viatris	Ph3 Initiated		❑ VEGA-2 Phase 3 Topline Data Late 2023
Nyxol® Eye Drop	Dim Light or Night Vision Disturbances (DLD)				Partnered with Viatris		❑ LYNX-2 2nd Phase 3 trial (n=150+)

4

 Global Partnership with Viatris for Nyxol  Viatris Has Selected Nyxol to be a Key Element of its Global Eye Care Division   Fully funded development and commercialization costs for all 3 Nyxol indications   Partner for Nyxol global commercialization   Allows Ocuphire to focus on APX3330 development  Strengthens cash position into 2025  $35 million upfront  Funding for potentially all R&D and commercialization for all 3 indications globally  $130 million in regulatory and sales milestones  First potential $10 million milestone payment on FDA approval in RM  Tiered double digit royalties through 2040  5

 6  APX3330  ORAL TABLET  DR  Diabetic Retinopathy  DME  Diabetic Macular Edema  “  ”  “I could lose my hearing, I could lose talking but…. It’s frightening to lose my eyesight.”  Patient Diagnosed with DR

 Diabetic Retinopathy At a Glance  Larger Disease to Manage with Growing Diabetes  There are 8M adults in the  U.S. with DR1  DR is the leading cause of blindness  among working-age adults  DR/DME affects about  1 in 4 people with  type 1 and type 2 diabetes  Majority of patients with mild to moderate DR are not treated with anti- VEGF due to injection fear and burden  $13B (2020)  Global Intravitreal Injection Revenues  7  American Diabetes Association; International Diabetes Federation; Healthline

DRSS Predicts Vision-Threatening Complications (PDR/DME)

Early screening and treatment for DR can reduce vision loss by up to 94%



Percentage of Eyes that Worsen to PDR
100%
80%
60%
40%
20%
0%
5%
14%
25%
12%
30%
40%
26%
48%
66%
52%
71%
80%
Mild NPDR (35)
Moderate NPDR (43)
Moderately Severe NPDR (47)
Severe NPDR (53)
5 Year Follow-up
3 Year Follow-up
1 Year Follow-up

Regardless of severity, all eyes worsen over time

1. Early treatment diabetic retinopathy study research group. ophthalmology. 1991;98(5 suppl):823-33.
2. Diabetes control and complications trial research group. N Engl J Med. 1993;329(14):997-86.
3. Fathy C, Patel S, Sternberg P Jr, Kohanim S. Disparities in adherence to screening guidelines for diabetic retinopathy in the United States: a comprehensive review and guide for future directions. *Semin Ophthalmol*. 2016;31(4):364–377. doi: 10.3109/08820538.2016.1154170

Ocuphire PHARMA
8

Broad Opportunities to Treat Retinal Diseases with APX3330

34 Million Diabetics in US

10M **Diabetic Retinopathy**

Mild NPDR	Moderate to Severe NPDR (DRSS 43-53)	PDR (DRSS >60)
6M	1M	1M

Addressable Market — **~8M+** DR Patients

US Market Opportunity — **~$10B+** Market Revenues

APX3330

APX3330 + Anti-VEGF treatments

APX3330 / APX2009 / APX2014 *(Local Delivery)*

Inflammatory component is common across these retina indications as well & potentially addressable by MOA of Ref-1

DME	Wet AMD	Dry AMD	GA
1M	2M	10M+	1M

Potential First Oral Rx for Retina Diseases with Multi-Billion Revenue Opportunity

Source:
1. American Diabetes Association; International Diabetes Federation; Healthline; *Ocuphire internal analysis and assumptions;
2. Das UN. DME, retinopathy and age-related macular degeneration as inflammatory conditions. Arch Med Sci. 2016;12(5):1142-1157. doi:10.5114/aoms.2016.61918
3. Patient survey adapted from Lions International Foundation and International Diabetes Foundation-Europe; Meltzer 2000
4. Estimates are provided by the National Eye Institute, FactSheet, Global Data, and Research and Markets. Estimated values are rounded.
5. Estimated prevalence in the **U.S.**; DME- Diabetic Macular Edema; Age-related Macular Degeneration; Geographic Atrophy; Retinal Vein Occlusion

Ocuphire PHARMA

9

APX3330 Profile Overview

Oral, First-In-Class Ref-1 Inhibitor with Favorable Human Safety Data from 12 Completed Trials

APX3330: Well-tolerated Oral Dose up to 600 mg/day | Twice Daily Dosing

MOA and Efficacy Signals in DR	Favorable Safety Profile
Novel MOA for Treating Retina ↓ Inflammation ↓ Abnormal Angiogenesis	**Over 350 Subjects (Healthy, Liver, Cancer, Diabetic) treated with Several Subjects Systemically Dosed ~1 Year and Others at 24-Wks**
Good Patient Compliance in ZETA-1 with Convenient Oral Dosing	**Few Systemic AEs Across All Doses (120mg-720mg)** < 5% Mild Skin Rash/Pruritis (reversible) < 5% Mild Diarrhea
APX3330 Demonstrated Slowing of Progression of Diabetic Retinopathy	**No Treatment-Related Organ Toxicity**
	Minimal Ocular Side Effects*

Ocuphire PHARMA

Source: ZETA-1 Clinical Trial
*1 subject had vision blur thought to be related by investigator in ZETA-1

10

APX3330 Ref-1 Inhibition – Decreases Abnormal Angiogenesis

Ref-1 Involved in Multiple Key Pathways that Contribute to DR and DME



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Ref-1
HIF-1α
VEGF (Signaling Cascade)
APX3330
Inflammation
Ref-1
NF-κB
TNF-α Chemokines
Other Growth Factors (Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

- Ref-1 (reduction-oxidation effector factor-1), a novel target for retinal diseases, is a transcription factor regulator of angiogenesis (VEGF) and inflammation (NFkB)
- **Unique dual MOA decreases abnormal angiogenesis and inflammation**
- **Anti-VEGF injections *do not* target inflammation**
- Previously developed by Eisai for hepatic inflammatory indications and by Apexian for solid tumors in **11 Phase 1 and 2 trials**
- Extensively studied in over **20 in-vitro and animal studies** with favorable efficacy and safety

Ocuphire PHARMA

Sources: Logsdon et al (2018), Li et al (2014).

11

ZETA-1 Phase 2 Design – APX 3330 in DR

Randomized, Double-masked, Placebo-controlled 24-week Trial (Similar to Eylea P3 DR trial)

Eligibility Criteria

- 25 US sites
- N = 90-100 participants with moderately severe to severe NPDR or mild PDR (DRSS 47, 53, 61)

Key inclusion:

- ≥ 18 years of age
- DRSS 47, 53, or 61
  - Noncentral DME permitted
- ETDRS BCVA ≥ 60 letters (20/63)

Key exclusion:

- OCT CST >320 μm^2
- Center involved DME allowed in fellow eye
- Anti-VEGF within past 6 months[3]
- HbA1c ≥ 12.0%



APX3330 600mg/day (BID)
Randomization
1:1
Primary Endpoint
Week 0
Week 4
Week 12
Week 24
Placebo BID

Endpoints

Primary:

- % subjects with ≥ 2 step improvement on DRSS (Diabetic Retinopathy Severity Scale[1]) at week 24

Secondary:

- DRSS worsening ≥1, ≥2, ≥3*, ≥4*
- DRSS worsening ≥1, ≥2, ≥3*, ≥4*
- Progression to vision threatening complications
- Central subfield thickness (CST)
- Best Corrected Distance Visual Acuity (BCDVA)
- Rescue subjects
- DME fellow eye status
- Safety and tolerability

Exploratory: Labs/PK

*Potential Phase 3 approvable endpoints

103 subjects enrolled (FPFV Apr 2021 to LPLV Aug 2022)
Topline announced in early 2023

1. By Central Reading Center
2. Center-Involved DME in Fellow Eye is Acceptable
3. Includes Systemic or IVT VEGF

www.clinicaltrials.gov (NCT04692688); Eylea® is registered trademark of Regeneron
NPDR = non-proliferative diabetic retinopathy PDR = proliferative diabetic retinopathy

Ocuphire PHARMA

12

Change in DRSS is Regulatory Approval Endpoint for DR

FDA accepts improvement OR worsening (prevention of progression)[1] of the disease AND DRSS is an established surrogate endpoint for DR



Local Drugs (Intravitreal Injections)

Precedent approvable endpoint for locally-delivered drugs (Non-Systemic) in DR:

- ≥ 2-step DRSS improvement in study eye
  - Aflibercept (PANORAMA trial)
  - Ranibizumab (RISE/RIDE/DRCR trials)

Systemic Drugs



Potential approvable endpoints for systemic drug in DR (to be confirmed at the EOP2 FDA meeting) include:

- ≥ 3-step binocular DRSS improvement
- ≥ 3-step binocular DRSS worsening

End-of-Phase 2 meeting with FDA to align on binocular ≥ 3-step DRSS worsening (i.e., sum of right and left eye change in DRSS) as an acceptable primary endpoint for registration.

This endpoint is distinct from historical anti-VEGF IVT precedent due to different delivery

Ocuphire PHARMA

1. Nair P, Aiello LP, Gardner TW, Jampol LM, Ferris FL III. Report From the NEI/FDA Diabetic Retinopathy Clinical Trial Design and Endpoints Workshop. Invest Ophthalmol Vis Sci. 2016 Oct 1;57(13):5127-5142. doi: 10.1167/iovs.16-20356. PMID: 27699406; PMCID: PMC6016432.

Source: ZETA-1 Clinical trial; Eylea® is registered trademark of Regeneron; Lucentis® is registered trademark of Roche/Genentech

13

 Source: ZETA-1 Clinical Trial  Key Visual Metrics  APX3330 n=51  Placebo n=52  Total n=103  BCVA  Study Eye  Letters (mean)  81  78  80  (20/25  Snellen)  BCVA  Fellow Eye  Letters (mean)  76  77  77  (20/32  Snellen)  OCT CST  Study Eye  (µm)  270  271  271  OCT CST  Fellow Eye  (µm)  292  286  289  Intraretinal Fluid in the Center of SE  Y – 21  N – 26  Y – 12  N – 31  Y – 33  N – 57  Intraretinal Fluid at the Foveal Center of SE  Y – 1  N – 20  Y – 1  N – 41  Y – 2  N – 61  Intraocular Pressure in Study Eye (mmHg)  15  16  15  APX3330 n=51  Placebo n=52  DRSS Score – Study Eye  47 (Moderately severe to severe NPDR)  22 (43%)  18 (35%)  53 (Moderately severe to severe NPDR)  25 (49%)  28 (54%)  61 (Mild proliferative diabetic retinopathy)  4 (8%)  6 (12%)  DRSS Score – Fellow Eye  43 or Lower (Mild to moderate NDPR or better)  14 (31%)  12 (24%)  47 (Moderately severe to severe NPDR)  13 (29%)  19 (39%)  53   (Moderately severe to severe NPDR)  12 (27%)  9 (19%)  61 (Mild proliferative diabetic retinopathy)  1 (2%)  4 (8%)  65 or Higher (Moderate to severe prolif. DR)  5 (11%)  5 (10%)  Good Visual Acuity  Fluid Below 320µm  Note: 15 fellow eyes were CST>320 microns (center-involved DME eyes)  ZETA-1: Baseline Characteristics - Well-Balanced Across Arms  14  DRSS Scores

 ZETA-1: % of Subjects with Binocular Improvement/Worsening in DRSS at Wk 24  APX3330 Demonstrated Statistical Efficacy on Potential Phase 3 Registration Endpoint  p=0.12  8%  p=0.04  16%  18%  35%  33%  33%  20%  6%  p=0.18  2%  0%  0%  11%  36% 36%  29%  18%  11%   9%   0%  5%  10%  15%  20%  25%  30%  35%  40%  ≥ 4 Steps  Worsening  ≥ 3 Steps  Worsening  ≥ 2 Steps  Worsening  ≥ 1 Steps  Worsening  No Change  ≥ 1 Step ≥ 2 Step ≥ 3 Step ≥ 4 Step  Improvement Improvement Improvement Improvement  Percent of Subjects (%)  Percent of Subjects With Binocular Improvement or Worsening in DRSS  of ≥ 1, ≥ 2, ≥ 3, and ≥ 4 Steps From Baseline (mITT-LOCF)  Placebo (n=49)  APX3330 (n=45)  15  Source: ZETA-1 Clinical Trial

 ZETA-1: Percent of Subjects With Binocular ≥ 3-Step Worsening in DRSS  Primary Endpoint for Planned Phase 3 Demonstrates Prevention of Progression  12%  16%  0%  5%  10%  15%  20%  Week 12  Week 24  Percent of Subjects (%)  Visit  Placebo (N=49) APX3330 (N=46)  n=49  0%  n=45  0%  n=45  n=49  p=0.04  p=0.07  Percent of Subjects With Worsening in DRSS of ≥3 Steps From  Baseline by Visit Binocular Eyes (mITT-LOCF)  Based on extrapolation from ZETA-1 and Rise/Ride extension trials1, estimated ~25% of untreated patients may progress by ≥ 3 steps in binocular DRSS over 1 year  5%   19%   0%  5%  10%  15%  20%  25%  Placebo (n=43) APX3330 (n=40)  Treatment Group  % of Subjects  p=0.07  BCVA data shows function followed structure with fewer APX3330 treated subjects losing visual acuity compared to placebo at week 24  Percentage of Subjects with ≥ 5 Letters of BCVA Lost at Week 24  (Safety Population)  16  Source: ZETA-1 Clinical Trial  Sun JK, Evidence for DR Progression and Regression from Clinical Trials. Presented at NDI/FDA DR Clinical Trials Design and Endpoints Workshop, June 26, 2015.   Note: Images from Central Reading Center will be reviewed prior to EOP2 FDA meeting  Note: Large “N” indicates total number of participants within each arm for the mITT-LOCF population. Small “n” indicates total number of evaluable eyes for each respective endpoint and arm.

ZETA-1: Treatment Emergent Adverse Events

Oral APX3330 Showed a Favorable Safety Profile Consistent with Prior Trials

		APX3330 (n=51)	Placebo (n=52)	Total (n=103)
	Total AEs	91	120	211
	# of Subjects with AEs	29 (57%)	35 (67%)	64 (62%)
	Treatment Related AEs	14 (45%)	17 (55%)	31 (30%)
	Serious AEs	3 (3%)	11 (9%)	14 (7%)
	Subjects Withdrawals Due to AEs	2 (4%)	1 (2%)	3 (3%)
	Deaths	0 (0%)	1 (2%)	1 (1%)
	AEs in >5% of Subjects*			
Eye disorders	Diabetic Retinal Edema	2 (4%)	5 (10%)	7 (7%)
Eye disorders	Diabetic Retinopathy	1 (2%)	6 (12%)	7 (7%)
Eye disorders	Vitreous detachment	0 (0%)	3 (6%)	3 (3%)
Eye disorders	Cataract	3 (6%)	1 (2%)	4 (4%)
	Pruritus	6 (12%)	1 (2%)	7 (7%)
	Rash	3 (6%)	1 (2%)	4 (4%)
	COVID-19	1 (2%)	5 (10%)	6 (6%)

APX3330 SAEs: Dyskinesia, TIA, Chest pain
Placebo SAEs: Vertigo, Asthenia, Multiple organ dysfunction, Bradycardia, CAD
AEs → Withdrawal APX3330: Presyncope, Dyspnea; Placebo: DME (both eyes)
*Preferred Term within Organ Class

<u>APX3330 Safety Profile</u>:

- Limited AEs, most mild in severity
- AEs similar to or less than placebo (except for pruritis/rash)
- Few serious treatment-related AEs, all unrelated to study medication
- No ocular AEs other than expected DR progression
- No effect on clinical labs
- No adverse effects on heart, kidney, liver, CNS, GI
- No effect on vital signs (HR, BP)
- Patients continued routine medications to manage their diabetes comorbidities

Ocuphire PHARMA

17

 APX3330 - Phase 2 Summary and Next Steps  APX3330 is the most advanced oral program in development for diabetic eye disease  APX3330 demonstrated favorable safety with compelling potential to slow progression of diabetic retinopathy  ZETA-1 statistically significant results on potential Phase 3 registration endpoint:  0% APX3330-treated patients had a binocular ≥ 3-step worsening of DRSS from baseline compared with 16% for placebo-treated patients (p=0.04)  ZETA-1 Summary  Further analysis of ZETA-1 Phase 2 data, including insights for Phase 3 trial design  Prepare for EOP2 FDA meeting in 2H 2023 to formally confirm Phase 3 design and endpoints  Advance APX3330 into Phase 3 program  APX3330 Next Steps  To have a clinically meaningful impact on preventing progression to reduce likelihood of vision loss in diabetic retinopathy patients  Our Goals for Patients  18

 19  Reversal of Mydriasis (RM)  P  DLD  Presbyopia  Dim Light or Night Vision Disturbances (DLD)  Nyxol as a Single Drop  Nyxol with LDP Adjunctive Therapy  1  0.4%  2  RM  RM  NYXOL®  EYE DROPS  THREE INDICATIONS  NEW PARTNERSHIP WITH VIATRIS

 Decreases pupil size (moderately) without affecting the iris sphincter or ciliary muscles  Allows for 3 indications:  RM, Presbyopia and DLD  505(b)(2) Regulatory Pathway Supported by Prior Phentolamine Approvals in non-ophthalmic Indications  Nyxol’s Differentiated MOA as an Alpha-1 Blocker  No Engagement of Ciliary Muscle, No Headaches and Lower Risk of Retinal Detachment  Phentolamine is the Active Ingredient in Nyxol: a non-selective α1 Antagonist  Phentolamine blocks α1 receptors on the Iris Dilator Muscle up to 24 hours  20  Company websites. Illustration for educational purposes

Summary of Nyxol Trial Results

Comprehensive Body of Clinical Data Supporting Efficacy and Safety Across 3 Indications

Indication	Primary Endpoint	Efficacy Data	Key Secondary Endpoint(s)	Safety & Tolerability
RM 	Return to baseline pupil diameter at 90 minutes after dilation	**Met Phase 3 primary endpoint** **MIRA-3**: 58% Nyxol vs. 6% placebo **MIRA-2**: 49% Nyxol vs. 7% placebo (p<0.0001) **MIRA-4**: 64% Nyxol vs. 25% placebo	Efficacy across all mydriatic agents, iris color, 1 or 2 drops, and all ages (3-80)	• No headaches • No blurry vision • ~5% mild redness • No change in IOP • No SAEs • Most AEs were mild
Presbyopia (Nyxol Alone) 	≥3 line gain in near vision with loss of no more than 1 line in distance vision	**Met planned Phase 3 primary endpoint** **VEGA-1**: 29% Nyxol vs.12% placebo at 12 hrs post-Nyxol dose (p=0.02)	Durable near vision (18 hrs) Optimal pupil size Pupillary light reflex	
Presbyopia (Nyxol + LDP) 		**Met Phase 2 primary endpoint** **Met planned Phase 3 primary endpoint** **VEGA-1**: 61% combo post-LDP dose (30 min) + post-Nyxol dose (12 hrs) vs. 14% placebo (p<0.0001)	Durable near vision gain Optimal pupil size Pupillary light reflex	
DLD 	≥3 lines (eye test) of improvement in mesopic low contrast best-corrected distance visual acuity (mLCVA)	**Met Phase 3 primary endpoint** **LYNX-1**: 13% Nyxol vs. 3% placebo at Day 8 (p<0.05) and 21% in Nyxol vs.3% placebo at Day 15 (p<0.01)	Improvement visual acuity measures (distance and near) in dim light conditions	

Ocuphire PHARMA

*Trend toward statistical significance even in smaller POS arm from time 0 to time 6 hours (n=30); larger sample size for all arms planned in Phase 3 program

21

A New, Differentiated MOA and Combination Therapy Offers Tunability

- **Nyxol's potential differentiation:**
  1) **New MOA class** (iris dilator muscle inhibitor)
  2) **Favorable safety and tolerability** (e.g.: no headaches, no accommodative spasm, no risk of retinal detachment)
  3) **24-hour durability**
  4) **Broad range of patients including high myopes**
  5) **Improvement in night vision disturbances**
- **Nyxol+LDP may offer added efficacy and tunability**



Other Cholinergic Agonists*
Alpha Antagonist
Alpha Antagonist & low dose pilocarpine*
Lens Softening
Cholinergic Agonist* (pilocarpine)
Visus
Brimochol®
(carbachol + brim)
Lenz
Aceclidine;
Aceclidine + brim
Ocuphire
Nyxol
(0.75% phentolamine)
Ocuphire
Nyxol + 0.4% pilo
NDA
Allergan
VUITY™;
(1.25% pilo)
Eyenovia
MicroLine (2% pilo)
Orasis
CSF-1 (Low dose pilo)
X
Novartis
EV-006
Phase 3
Phase 2
Phase 1
Pupil modulation MOA
Combination drugs
Lens softening MOA

** acts on sphincter and ciliary muscles in dose-dependent manner*

Ocuphire PHARMA

Corporate Websites, Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

22

 Corporate Highlights  Two Lead Clinical-Stage Novel Drugs Addressing Multiple Large Ophthalmology Markets with Limited to No Competition & Extensive Patent Portfolio  Global License Agreement with Viatris to Fully Fund the Development and Commercialization of Nyxol for All Indications  Strong Financial Position to Advance APX and Nyxol Clinical Programs into 2025  Nyxol for RM Indication PDUFA Date on September 28, 2023  APX3330 – Paradigm changing oral for 8 million DR patients; Moving into Phase 3   APX3330 oral tablets  Diabetic Retinopathy/Diabetic Macular Edema (DR/DME)  Nyxol eyedrops  Reversal of Mydriasis (RM) – eye dilation  Presbyopia (P) – age-related blurry near vision  Dim Light or Night Vision Disturbances (DLD)  23

 Restore Vision & Clarity  www.ocuphire.com ir@ocuphire.com  Ocuphire Pharma  Appendix:  Team and Nyxol Data  24

 25  Drey ColemanVP, Clinical Operations  Amy Rabourn, CPA  SVP, Finance  Charlie Hoffmann, MBA  SVP, Corporate Development   Mitch Brigell, PhD  Head, Clinical Development   and Strategy  Daniela Oniciu, PhD  Global Head, R&D, Chemistry  and Product Development  Ronil Patel, MS  SVP, Operations and BD  Chris Ernst  Global Head, QA  and Manufacturing  Barbara Withers, PhDVP, Clinical and Regulatory Strategy  Bindu Manne  Head, Market Development and Commercialization  Laura Gambino  Director, Project Management  Richard Rodgers, MBA  Interim CEO   Management Team with Decades of Drug Development Experience

Ocuphire's World-Class Medical Advisory Board



Chief Medical Advisor, Ocuphire
Refractive Specialist
Jay Pepose, MD, PhD
UCLA School of Medicine



Refractive Specialist
Zaina Al-Mohtaseb, MD
Baylor College of Medicine



Refractive Specialist
James Katz, MD
University of Illinois



Refractive Specialist
Y. Ralph Chu, MD
Northwestern University



Refractive Specialist
Marguerite McDonald, MD
Columbia University



Refractive Specialist
Mitch Jackson, MD
University of Chicago



eICON Medical
Refractive Specialist
Eliot Lazar, MD
Georgetown University



Refractive/Glaucoma Specialist
Thomas Samuelson, MD
University of Minnesota



Refractive/Glaucoma Specialist
Inder Paul Singh, MD
The Chicago Medical School



Co-Founder
Apexian/APX3330
Mark Kelley, PhD
Indiana University



Retinal Specialist
Michael Allingham, MD, PhD
University of North Carolina



Retinal Specialist
Jeffrey Heier, MD
Boston University



Retinal Specialist
Caroline Baumal, MD
University of Toronto Medical School



Retinal Specialist
Peter Kaiser, MD
Harvard Medical School



Retinal Specialist
David Boyer, MD
Chicago Medical School



Retinal Specialist
David Brown, MD
Baylor University



Retinal Specialist
Anat Lowenstein, MD, PhD
The Hebrew University



Retinal Specialist
David Lally, MD
Vanderbilt University



Optometry
Paul Karpecki, OD
Indiana University



Optometry
Douglas Devries, OD
University of Nevada



Optometry
Leslie O'Dell, OD
Salus University



Optometry
Selina McGee, OD
Northeastern State University



Optometry
Justin Schweitzer, OD
Pacific University College of Optometry

Ocuphire PHARMA

26

Ocuphire Board of Directors  Seasoned Directors with Decades of Drug Development, M&A/Financings, and Ophthalmology  27  Sean Ainsworth, MBA  Lead Independent Director,   Board Director   Jay Pepose, MD, PhD  Board Director  Cam Gallagher, MBA  Chair, Board Director  Mina Sooch, MBA  Board Director   Susan Benton, MBA  Board Director  James Manuso, PhD/MBA  Board Director  Richard Rodgers, MBA  Interim President & CEO   Board Director